                                   [PHOTO]

                                                  ANNUAL REPORT OCTOBER 31, 2000

Oppenheimer
QUEST OPPORTUNITY VALUE FUND (SM)

                                                        [OPPENHEIMER FUNDS LOGO]
                                                        THE RIGHT WAY TO INVEST

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

         Contents

    1    President's Letter

    3    An Interview
         with Your Fund's
         Manager

    7    Fund Performance

   12    FINANCIAL
         STATEMENTS

   30    INDEPENDENT
         AUDITORS' REPORT

   31    Federal
         Income Tax
         Information

   32    Officers and Trustees

WE STAYED TRUE TO OUR VALUE DISCIPLINE, EMPHASIZING COMPANIES WE PERCEIVED AS PROVIDING HIGH RETURN ON CAPITAL--the effective use of cash flow to build shareholder value--over those simply exhibiting high growth.

WE FOUND SOME OF OUR MOST COMPELLING VALUES AMONG FUNDAMENTALLY SOUND BUSINESSES that traditionally are less cyclical or less sensitive to changes in the economy.

AS WE SEEM TO BE TRANSITIONING TOWARD A BROADER MARKET, investors once again appear willing to explore opportunities on their own merits.

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS*

For the 1-Year Period
Ended 10/31/00

Class A
Without    With
Sales Chg. Sales Chg.
--------------------------------------------------------------------------------
2.82%      -3.10%

Class B
Without    With
Sales Chg. Sales Chg.
--------------------------------------------------------------------------------
2.23%      -2.27%

Class C
Without    With
Sales Chg. Sales Chg.
--------------------------------------------------------------------------------
2.26%      1.36%

Class Y
--------------------------------------------------------------------------------
3.30%
--------------------------------------------------------------------------------

*SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Quest Opportunity
Value Fund


Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

   We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

   In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve-- an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

   Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

                 1  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

   What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

   At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

   In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
November 21, 2000



THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.

                   2  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO]
PORTFOLIO MANAGEMENT TEAM (L to R)
ELISA MAZEN
RICHARD GLASEBROOK
(Portfolio Manager)

HOW DID OPPENHEIMER QUEST OPPORTUNITY VALUE FUND(SM) PERFORM DURING THE 12 MONTHS THAT ENDED OCTOBER 31, 2000?

A. Although disappointed with our overall performance for the fiscal year, and having underperformed our benchmark, the S&P 500 Index, we are encouraged by a late-period resurgence in value stocks. In light of the marked volatility throughout the period, investors took a more discriminating view of the overheated technology and telecommunications issues that drove the market in 1999 and early 2000. Therefore, investors generally gravitated toward more reasonably priced alternatives, offering solid fundamentals and realistic expectations.

WHY DID INVESTOR SENTIMENT CHANGE?

As we mentioned, investors began to focus on individual opportunities, whatever their industry classification, rather than fixating on specific sectors exhibiting spectacular--and often unsustainable--returns. That's a very different scenario from the one that permeated the landscape earlier in the year. Back then, the market was in the midst of dot-com euphoria, driven by a narrow group of fast growing "new economy" stocks that achieved questionably high valuations. The tide turned in mid-March when inflation concerns reemerged, signaling that the Federal Reserve Board would likely continue its standing policy of raising interest rates to slow economic growth. At that point, investors did an about-face, realizing that the exorbitant prices they were paying for these high-growth stocks--many without visible earnings or even the prospect of earnings--might be unjustified. This set off a torrent of widespread selling, as investors seized upon the opportunity to lock in gains. A "buy on the dips" rally followed, yet the rebound was short lived, as technology stocks sold off in July and again in September.

                  3  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

"Investors gravitated toward more reasonably priced alternative with solid fundamentals and realistic expectations."


   Meanwhile, the Federal Reserve Board's yearlong efforts to engineer a soft landing appeared to take hold, a sign that inflation might well be under control. Although that prospect suggested an end to further interest rate hikes, skyrocketing oil prices, Mideast tensions and a number of corporate profit warnings converged to rattle the markets towards the end of the reporting period. Amid the ongoing volatility, investors understandably became more cautious. As a result, many benefited from selective exposure to more traditional sectors, such as financial services and healthcare.

HOW WAS THE FUND MANAGED IN THIS VOLATILE ENVIRONMENT?

We stayed true to our value discipline, emphasizing issuers that we perceived as providing high return on capital over those simply exhibiting high growth. In other words, we focused on companies possessing strong management teams that are motivated to create wealth for their shareholders. This motivation can take the form of share buybacks, strategic acquisitions or corporate restructuring. Whatever the case, it's crucial that the company be fundamentally sound. We also want to know whether a company offers solid value relative to itself. So we analyze each company one by one, looking for businesses that are selling for less than their fair market value--or the price a prudent buyer would pay for the entire business.

   We found some of our most compelling values among fundamentally sound businesses that traditionally are less cyclical or less sensitive to changes in the economy. While we had limited exposure to technology during the period, we closely monitored the sector for out-of-favor opportunities that appeared poised for a turnaround.


                 4  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

----------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS
For the Period Ended 9/30/00(1)
Class A
1-year          5-year        10-year
----------------------------------------------------
-0.95%          11.53%        17.35%

Class B                       Since
1-year          5-year        Inception
----------------------------------------------------
-0.11%          12.02%        13.99%

Class C                       Since
1-year          5-year        Inception
----------------------------------------------------
3.60%           12.28%        13.88%

Class Y                       Since
1-year          5-year        Inception
----------------------------------------------------
5.59%           N/A           10.90%
----------------------------------------------------

WHICH STOCKS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?

Even as volatility increased, a number of our holdings experienced growth. For example, American Home Products Corp. rose, benefiting from the healthcare rally. Financial services powerhouse Citigroup, Inc. continues to grow its global business, while its vast distribution network and customer base provide numerous opportunities to cross-sell its extensive product lineup. Diversified aerospace giant Boeing Co. continues to lessen its dependence on commercial aircraft through strategic acquisitions in satellite communications. As for detractors, Verizon Communications fell victim to earnings concerns arising from unrealistic expectations for further growth. Revenue and earnings shortfalls pushed Computer Associates International, Inc., the leader in systems-management software, to trade near record lows. However, based on careful analysis, we remain confident in both companies' long-term prospects and have maintained our holdings.

HOW DID THE FUND'S INCOME INVESTMENTS PERFORM?

We strategically underweighted investments in the high yield market for most of the year, and therefore avoided most of the volatility within this asset class. Our exposure to U.S. Treasuries, the best performing fixed income asset class, proved beneficial to the Fund. Unfortunately, the Fund's conservative positioning, designed to act largely as a cushion against volatility, held back overall performance.

1. See page 10 for further details.

                 5  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PORTFOLIO ALLOCATION(2)

[PIE CHART]

-Stocks         70.2%
-Cash
 Equivalents    16.5
-Bonds          13.3

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We will continue to seek out compelling value on a company-by-company basis, especially when we believe fundamentally sound, attractively valued businesses are being sold randomly. As we seem to be transitioning toward a broader market, investors once again appear willing to explore opportunities on their own merits. This plays to our strengths as value investors and is just one of the many reasons why Oppenheimer Quest Opportunity Value Fund is an important part of The Right Way to Invest.

TOP FIVE COMMON STOCK INDUSTRIES(3)
 ..................................................
Diversified Financial                        13.6%
 ..................................................
Banks                                         8.8
 ..................................................
Manufacturing                                 6.3
 ..................................................
Aerospace/Defense                             5.4
 ..................................................
Healthcare/Drugs                              4.9
 ..................................................

TOP TEN COMMON STOCK HOLDINGS(3)
 ..................................................
Freddie Mac                                   7.2%
 ..................................................
Boeing Co.                                    5.4
 ..................................................
Wells Fargo Co.                               4.6
 ..................................................
McDonald's Corp.                              3.9
 ..................................................
American Home Products Corp.                  3.4
 ..................................................
Verizon Communications                        3.4
 ..................................................
Household International, Inc.                 3.1
 ..................................................
M&T Bank Corp.                                2.8
 ..................................................
Citigroup, Inc.                               2.7
 ..................................................
Texaco, Inc.                                  2.7
 ..................................................

2. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on total market value of investments.

3. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on net assets.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                 6  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE
-------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended October 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE.

During the fiscal year that ended October 31, 2000, Oppenheimer Quest Opportunity Value Fund operated in a highly volatile environment that adversely affected its returns and, in addition, the Fund underperformed its benchmark, the S&P 500 Index. For most of the period, investors overlooked value stocks in favor of rising growth stocks. However, in light of recurring inflation concerns, rising oil prices, a strong U.S. dollar and corporate profit warnings, the broader stock market began to show signs of strain. At that point, investors turned to the solid fundamentals, reasonable valuations and realistic expectations of traditional value stocks. During the period, the Fund's managers continued their long-standing value discipline and maintained many of their stock positions. However, because value stocks generally lagged the broader market for most of the period, this short rally in value stocks did little to help performance. The managers positioned the Fund's income investments conservatively, favoring cash over bonds. This provided a cushion against volatility, but also held back overall performance. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET.

The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2000. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993; and in the case of Class Y shares, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

                 7  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE
-------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--Oppenheimer Quest Opportunity Value Fund (Class A)
--S&P 500 Index

                 Oppenheimer                S&P 500 Index
10/31/90          9425                         10000
01/31/91         10935                         11417
04/30/91         12780                         12558
07/31/91         13862                         13080
10/31/91         14179                         13342
01/31/92         15894                         14002
04/30/92         16617                         14316
07/31/92         17041                         14750
10/31/92         17289                         14669
01/31/93         18332                         15481
04/30/93         18532                         15636
07/31/93         19145                         16035
10/31/93         19769                         16856
01/31/94         20570                         17471
04/30/94         20222                         16466
07/31/94         20559                         16861
10/31/94         21430                         17506
01/31/95         21394                         17563
04/30/95         24144                         19337
07/31/95         27619                         21257
10/31/95         27835                         22129
01/31/96         30561                         24345
04/30/96         31953                         25173
07/31/96         30780                         24775
10/31/96         34393                         27458
01/31/97         37674                         30754
04/30/97         37295                         31497
07/31/97         43193                         37686
10/31/97         42186                         36272
01/31/98         43555                         39027
04/30/98         48015                         44432
07/31/98         46091                         44961
10/31/98         44646                         44256
01/31/99         46393                         51715
04/30/99         51617                         54130
07/31/99         50253                         54045
10/31/99         51929                         55613
01/31/00         50190                         57063
04/30/00         50324                         59609
07/31/00         48768                         58890
10/31/00         53390                         58993

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/00(1)
1-YEAR -3.10%     5-YEAR 12.57%     10-YEAR 18.23%



CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--Oppenheimer Quest Opportunity Value Fund (Class B)
--S&P 500 Index

                 Oppenheimer                S&P 500 Index
09/01/93         10000                      10000
10/31/93          9984                      10128
01/31/94         10376                      10498
04/30/94         10184                       9894
07/31/94         10343                      10132
10/31/94         10766                      10519
01/31/95         10731                      10553
04/30/95         12097                      11619
07/31/95         13818                      12773
10/31/95         13910                      13297
01/31/96         15249                      14628
04/30/96         15927                      15126
07/31/96         15324                      14887
10/31/96         17098                      16499
01/31/97         18707                      18480
04/30/97         18498                      18926
07/31/97         21392                      22645
10/31/97         20868                      21795
01/31/98         21524                      23451
04/30/98         23698                      26698
07/31/98         22715                      27017
10/31/98         21972                      26593
01/31/99         22811                      31075
04/30/99         25348                      32526
07/31/99         24641                      32475
10/31/99         25451                      33417
01/31/00         24599                      34288
04/30/00         24664                      35818
07/31/00         23902                      35386
10/31/00         26167                      35448

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 10/31/00(1)
1-YEAR -2.27%     5-YEAR 13.08%     LIFE 14.36%

1. See page 10 for further details.

                  8  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--Oppenheimer Quest Opportunity Value Fund (Class C)
--S&P 500 Index

                 Oppenheimer                S&P 500 Index
09/01/93         10000                      10000
10/31/93          9984                      10128
01/31/94         10370                      10498
04/30/94         10183                       9894
07/31/94         10343                      10132
10/31/94         10760                      10519
01/31/95         10731                      10553
04/30/95         12091                      11619
07/31/95         13812                      12773
10/31/95         13898                      13297
01/31/96         15235                      14628
04/30/96         15907                      15126
07/31/96         15304                      14887
10/31/96         17079                      16499
01/31/97         18689                      18480
04/30/97         18475                      18926
07/31/97         21368                      22645
10/31/97         20844                      21795
01/31/98         21498                      23451
04/30/98         23671                      26698
07/31/98         22689                      27017
10/31/98         21946                      26593
01/31/99         22782                      31075
04/30/99         25317                      32526
07/31/99         24617                      32475
10/31/99         25401                      33417
01/31/00         24516                      34288
04/30/00         24553                      35818
07/31/00         23764                      35386
10/31/00         25975                      35448

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 10/31/00(1)
1-YEAR 1.36%     5-YEAR 13.32%     LIFE 14.25%


CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--Oppenheimer Quest Opportunity Value Fund (Class Y)
--S&P 500 Index

                 Oppenheimer                S&P 500 Index
12/16/96         10000                      10000
01/31/97         10635                      10624
04/30/97         10531                      10881
07/31/97         12215                      13019
10/31/97         11951                      12531
01/31/98         12353                      13482
04/30/98         13637                      15349
07/31/98         13109                      15532
10/31/98         12714                      15289
01/31/99         13216                      17866
04/30/99         14712                      18700
07/31/99         14343                      18670
10/31/99         14841                      19212
01/31/00         14361                      19713
04/30/00         14408                      20593
07/31/00         13985                      20344
10/31/00         15331                      20380

AVERAGE ANNUAL TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 10/31/00(1)
1-YEAR 3.30%     LIFE 11.66%

THE PERFORMANCE INFORMATION FOR THE S&P 500 INDEX IN THE GRAPHS BEGINS ON 10/31/90 FOR CLASS A, 8/31/93 FOR CLASS B AND CLASS C, AND 12/31/96 FOR CLASS Y.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.

                 9  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES
-------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE HAS BEEN SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's sub-advisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's sub-advisor.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary waiver of a portion of the Class A asset-based sales charge as described in the Prospectus.

CLASS B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS Y shares were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                10  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                                                     FINANCIALS
-------------------------------------------------------------------------------




                11  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2000
-------------------------------------------------------------------------------

                                                                                  MARKET VALUE
                                                                     SHARES         SEE NOTE 1
------------------------------------------------------------------------------------------------
COMMON STOCKS-69.5%
------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.2%
------------------------------------------------------------------------------------------------
CHEMICALS--2.1%
Dow Chemical Co.                                                      125,000       $ 3,828,125
------------------------------------------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.                                     1,300,000        58,987,500
                                                                                    ------------
                                                                                     62,815,625


------------------------------------------------------------------------------------------------
METALS--1.1%
Alcoa, Inc.                                                         1,143,700        32,809,894
------------------------------------------------------------------------------------------------
CAPITAL GOODS--12.4%
------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--5.4%
Boeing Co.                                                          2,420,000       164,106,250
------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.7%
Waste Management, Inc.                                              1,000,000        20,000,000
------------------------------------------------------------------------------------------------
MANUFACTURING--6.3%
ITT Industries, Inc.                                                2,462,100        80,172,131
------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                  686,100        66,294,412
------------------------------------------------------------------------------------------------
Textron, Inc.                                                         887,400        44,758,237
                                                                                    ------------
                                                                                    191,224,780


------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--4.0%
------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: LONG DISTANCE--4.0%
Verizon Communications                                              1,766,200       102,108,437
------------------------------------------------------------------------------------------------
WorldCom, Inc.(1)                                                     900,000        21,375,000
                                                                                    ------------
                                                                                    123,483,437


------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--0.3%
------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.3%
Mattel, Inc.                                                          659,400         8,530,988
------------------------------------------------------------------------------------------------
CONSUMER STAPLES--7.8%
------------------------------------------------------------------------------------------------
BROADCASTING--0.4%
Clear Channel Communications, Inc.(1)                                 185,000        11,111,563
------------------------------------------------------------------------------------------------
ENTERTAINMENT--3.9%
McDonald's Corp.                                                    3,829,400       118,711,400
------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS--3.5%
CVS Corp.                                                             500,000        26,468,750
------------------------------------------------------------------------------------------------
Kroger Co.(1)                                                       3,600,800        81,243,050
                                                                                    ------------
                                                                                    107,711,800

                12  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                                                                  MARKET VALUE
                                                                     SHARES         SEE NOTE 1
------------------------------------------------------------------------------------------------
ENERGY--5.3%
------------------------------------------------------------------------------------------------
ENERGY SERVICES--1.1%
Anadarko Petroleum Corp.                                              330,000      $ 21,136,500
------------------------------------------------------------------------------------------------
Halliburton Co.                                                       353,000        13,083,063
                                                                                    ------------
                                                                                     34,219,563

------------------------------------------------------------------------------------------------
OIL: DOMESTIC--4.2%
Texaco, Inc.                                                        1,400,000        82,687,500
------------------------------------------------------------------------------------------------
Tosco Corp.                                                           550,000        15,743,750
------------------------------------------------------------------------------------------------
Unocal Corp.                                                          800,000        27,300,000
------------------------------------------------------------------------------------------------
USX-Marathon Group                                                    100,000         2,718,750
                                                                                    ------------
                                                                                    128,450,000

------------------------------------------------------------------------------------------------
FINANCIAL--24.8%
------------------------------------------------------------------------------------------------
BANKS--8.8%
FleetBoston Financial Corp.                                           775,000        29,450,000
------------------------------------------------------------------------------------------------
M&T Bank Corp.                                                      1,685,000        84,587,000
------------------------------------------------------------------------------------------------
PNC Financial Services Group                                          200,000        13,375,000
------------------------------------------------------------------------------------------------
Wells Fargo Co.                                                     3,007,300       139,275,581
                                                                                    ------------
                                                                                    266,687,581

------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--13.6%
Citigroup, Inc.                                                     1,583,333        83,322,899
------------------------------------------------------------------------------------------------
Fannie Mae                                                            198,500        15,284,500
------------------------------------------------------------------------------------------------
Freddie Mac                                                         3,669,000       220,140,000
------------------------------------------------------------------------------------------------
Household International, Inc.                                       1,895,000        95,342,188
                                                                                    ------------
                                                                                    414,089,587

------------------------------------------------------------------------------------------------
INSURANCE--2.4%
American General Corp.                                                100,000         8,050,000
------------------------------------------------------------------------------------------------
John Hancock Financial Services, Inc.(1)                              580,000        18,342,500
------------------------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                                600,000        46,125,000
                                                                                    ------------
                                                                                     72,517,500

------------------------------------------------------------------------------------------------
HEALTHCARE--4.8%
------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.8%
American Home Products Corp.                                        1,639,100       104,082,850
------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                              350,000        21,328,125
------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                     250,000        22,484,375
                                                                                    ------------
                                                                                    147,895,350


                13  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS Continued
-------------------------------------------------------------------------------

                                                                                  MARKET VALUE
                                                                     SHARES         SEE NOTE 1
------------------------------------------------------------------------------------------------
TECHNOLOGY--6.4%
------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.8%
Compaq Computer Corp.                                               1,000,000      $ 30,410,000
------------------------------------------------------------------------------------------------
Dell Computer Corp.(1)                                                850,000        25,075,000
                                                                                    ------------
                                                                                     55,485,000
------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--4.4%
Computer Associates International, Inc.                             1,642,800        52,364,250
------------------------------------------------------------------------------------------------
Compuware Corp.(1)                                                    324,400         2,554,650
------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                                         300,000        14,081,250
------------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                    630,000        43,391,250
------------------------------------------------------------------------------------------------
Sabre Holdings Corp.                                                  651,902        21,797,973
                                                                                    ------------
                                                                                    134,189,373


------------------------------------------------------------------------------------------------
ELECTRONICS--0.2%
Intel Corp.                                                           160,000         7,200,000
------------------------------------------------------------------------------------------------
TRANSPORTATION--0.5%
------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--0.5%
AMR Corp.(1)                                                          450,000        14,737,500
                                                                                    ------------
Total Common Stocks (Cost $1,696,860,386)                                         2,115,977,191
                                                                    PRINCIPAL
                                                                       AMOUNT
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--13.2%
------------------------------------------------------------------------------------------------

Federal National Mortgage Assn. Unsec Nts., 6.50%, 8/15/04       $400,000,000       399,894,400
------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
7.50%, 11/15/01-5/15/02                                             2,000,000         2,032,884
7.875%, 8/15/01                                                       550,000           556,697
                                                                                    ------------
Total U.S. Government Obligations (Cost $399,034,754)                               402,483,981

                14  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                                                  PRINICPAL       MARKET VALUE
                                                                     AMOUNT         SEE NOTE 1
================================================================================================
SHORT-TERM NOTES--16.3%
American Express Credit Corp., 6.47%, 11/15/00                   $102,953,000    $  102,693,959
------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce, 6.46%, 12/11/00                30,000,000        29,784,666
------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.37%, 11/13/00                                                    25,638,000        25,583,562
6.38%, 11/20/00                                                   100,000,000        99,664,069
------------------------------------------------------------------------------------------------
Ford Motor Credit Co.:
6.45%, 11/2/00                                                     35,292,000        35,285,677
6.48%, 11/6/00-11/27/00                                            71,152,000        71,015,618
------------------------------------------------------------------------------------------------
General Electric Capital Services:
6.48%, 11/21/00                                                    14,027,000        13,976,503
6.50%, 12/7/00                                                     35,546,000        35,314,951
------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.50%, 11/29/00                   84,289,000        83,863,061
                                                                                    ------------
Total Short-Term Notes (Cost $497,182,066)                                          497,182,066
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,593,077,206)                        99.0%    3,015,643,238
------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                           1.0        30,051,045
------------------------------------------------------------------------------------------------
NET ASSETS                                                              100.0%   $3,045,694,283
                                                               =================================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                15  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2000
-------------------------------------------------------------------------------

==================================================================================
ASSETS
Investments, at value (cost $2,593,077,206)--
see accompanying statement                                         $3,015,643,238
----------------------------------------------------------------------------------
Cash                                                                      117,106
----------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                       38,138,238
Interest and dividends                                                  6,652,043
Shares of beneficial interest sold                                      1,346,278
Other                                                                      36,681
                                                                   ---------------
Total assets                                                        3,061,933,584

==================================================================================
LIABILITIES

Payables and other liabilities:
Investments purchased                                                   8,461,959
Shares of beneficial interest redeemed                                  5,885,220
Management and administrative fees                                        615,886
Distribution and service plan fees                                        614,532
Trustees' compensation                                                    362,632
Transfer and shareholder servicing agent fees                              41,049
Other                                                                     258,023
                                                                   ---------------
Total liabilities                                                      16,239,301



==================================================================================
NET ASSETS                                                         $3,045,694,283
                                                                   ===============

==================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                         $      855,500
----------------------------------------------------------------------------------
Additional paid-in capital                                          2,327,686,921
----------------------------------------------------------------------------------
Undistributed net investment income                                    37,468,278
----------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions              257,117,552
----------------------------------------------------------------------------------
Net unrealized appreciation on investments                            422,566,032
                                                                   ---------------
NET ASSETS                                                         $3,045,694,283
                                                                   ===============


                16  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

==================================================================================
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on
net assets of $1,325,551,785 and 36,775,021 shares of
beneficial interest outstanding)                                           $36.04
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                                   $38.24
----------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $1,393,095,330 and
39,525,873 shares of beneficial interest outstanding)                      $35.25
----------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $287,102,608 and 8,145,968
shares of beneficial interest outstanding)                                 $35.24
----------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per
share (based on net assets of $39,944,560 and 1,103,128
shares of beneficial interest outstanding)                                 $36.21

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                17  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2000
===============================================================================

INVESTMENT INCOME
Interest                                                             $ 67,844,146
----------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $367,071)               33,922,933
                                                                     -------------
Total income                                                          101,767,079

==================================================================================
EXPENSES
Management fees                                                        30,169,099
----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 6,846,239
Class B                                                                15,880,138
Class C                                                                 3,367,914
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 1,601,481
Class B                                                                 2,654,304
Class C                                                                   410,639
Class Y                                                                    45,886
----------------------------------------------------------------------------------
Custodian fees and expenses                                               154,443
----------------------------------------------------------------------------------
Trustees' compensation                                                     90,860
----------------------------------------------------------------------------------
Other                                                                   2,843,980
                                                                     -------------
Total expenses                                                         64,064,983
Less expenses paid indirectly                                            (107,690)
                                                                     -------------
Net expenses                                                           63,957,293

==================================================================================
NET INVESTMENT INCOME                                                  37,809,786

==================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments                                      342,221,019
----------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                 (363,469,820)
                                                                     -------------
Net realized and unrealized loss                                      (21,248,801)
==================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $16,560,985
                                                                     =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                18  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                        2000              1999
========================================================================================
OPERATIONS
Net investment income                                    $  37,809,786   $    9,198,544
----------------------------------------------------------------------------------------
Net realized gain (loss)                                   342,221,019      490,176,111
----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)      (363,469,820)     147,750,241
                                                      ----------------------------------
Net increase in net assets resulting from operations        16,560,985      647,124,896

========================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                     (8,890,623)     (16,812,169)
Class B                                                             --       (7,874,144)
Class C                                                             --       (1,648,542)
Class Y                                                       (549,645)        (285,979)
----------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                   (209,173,343)    (100,567,795)
Class B                                                   (230,006,058)    (102,846,211)
Class C                                                    (49,963,441)     (24,240,838)
Class Y                                                     (6,261,854)      (1,153,375)

========================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                   (291,217,948)    (377,200,503)
Class B                                                   (348,902,559)    (203,279,021)
Class C                                                    (90,356,233)     (86,850,052)
Class Y                                                     (8,444,749)      27,078,745

========================================================================================
NET ASSETS
Total decrease                                          (1,227,205,468)    (248,554,988)
----------------------------------------------------------------------------------------

Beginning of period                                      4,272,899,751    4,521,454,739
                                                      ----------------------------------

End of period (including undistributed net investment
income of $37,468,278 and $9,098,760, respectively)     $3,045,694,283   $4,272,899,751
                                                      ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                19  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


CLASS A YEAR ENDED OCTOBER 31,                 2000      1999      1998      1997     1996(1)
================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period          $39.96    $36.44    $35.62    $29.89    $24.59
------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                            .59       .22       .31       .16       .10
Net realized and unrealized gain                 .34      5.46      1.72      6.46      5.62
                                             ---------------------------------------------------
Total income from investment operations          .93      5.68      2.03      6.62      5.72
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income            (.20)     (.31)     (.18)     (.11)     (.13)
Distributions from net realized gain           (4.65)    (1.85)    (1.03)     (.78)     (.29)
                                             ---------------------------------------------------
Total dividends and/or distributions
to shareholders                                (4.85)    (2.16)    (1.21)     (.89)     (.42)

------------------------------------------------------------------------------------------------
Net asset value, end of period                $36.04    $39.96    $36.44    $35.62    $29.89
                                             ===================================================

================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)             2.82%    16.31%     5.83%    22.66%    23.56%

================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)       $1,326    $1,820    $2,027    $1,839      $897
------------------------------------------------------------------------------------------------
Average net assets (in millions)              $1,486    $1,894    $2,071    $1,399      $609
------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                           1.42%     0.50%     0.85%     0.67%     0.64%
Expenses                                        1.53%     1.57%     1.54%(4)  1.54%(4)  1.62%(4)
------------------------------------------------------------------------------------------------
Portfolio turnover rate                           63%       47%       45%       30%       25%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                20  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS B   YEAR ENDED OCTOBER 31,                2000       1999     1998      1997      1996(1)
==================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $39.19    $35.79    $35.05    $29.49    $24.33
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                      .32      (.02)      .13       .06       .05
Net realized and unrealized gain                  .39      5.41      1.68      6.31      5.47

                                               ---------------------------------------------------
Total income from investment operations           .71      5.39      1.81      6.37      5.52
--------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               --      (.14)     (.04)     (.03)     (.07)
Distributions from net realized gain            (4.65)    (1.85)    (1.03)     (.78)     (.29)
                                               ---------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (4.65)    (1.99)    (1.07)     (.81)     (.36)

--------------------------------------------------------------------------------------------------
Net asset value, end of period                 $35.25    $39.19    $35.79    $35.05    $29.49
                                               ===================================================

==================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)              2.23%    15.72%     5.29%    22.05%    22.92%

==================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $1,393    $1,970    $1,996    $1,706      $719
--------------------------------------------------------------------------------------------------
Average net assets (in millions)               $1,586    $1,986    $1,976    $1,239      $426
--------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                            0.82%    (0.03)%    0.35%     0.17%     0.12%
Expenses                                         2.13%     2.10%     2.04%(4)  2.03%(4)  2.14%(4)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                            63%       47%       45%       30%       25%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                21  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS Continued
-------------------------------------------------------------------------------

CLASS C  YEAR ENDED OCTOBER 31,                  2000       1999       1998     1997     1996(1)
==================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $39.17    $35.75    $35.01    $29.45    $24.31
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       .35      (.01)      .13       .06       .06
Net realized and unrealized gain                   .37      5.40      1.68      6.30      5.44
                                                --------------------------------------------------
Total income from investment operations            .72      5.39      1.81      6.36      5.50
--------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                --      (.12)     (.04)     (.02)     (.07)
Distributions from net realized gain             (4.65)    (1.85)    (1.03)     (.78)     (.29)
                                                --------------------------------------------------
Total dividends and/or distributions
to shareholders                                  (4.65)    (1.97)    (1.07)     (.80)     (.36)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                  $35.24    $39.17    $35.75    $35.01    $29.45
                                                ==================================================

==================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)               2.26%    15.74%     5.29%    22.05%    22.89%

==================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)           $287      $428      $476      $434      $181

--------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $336      $448      $487      $316      $105
--------------------------------------------------------------------------------------------------

Ratios to average net assets:(3)
Net investment income (loss)                      0.86%    (0.02)%    0.35%     0.17%     0.12%

Expenses                                          2.08%     2.08%     2.04%(4)  2.04%(4)  2.14%(4)

--------------------------------------------------------------------------------------------------
Portfolio turnover rate                             63%       47%       45%       30%       25%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                22  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

CLASS Y YEAR ENDED OCTOBER 31,                   2000      1999      1998     1997(1)
=========================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $40.17    $36.64    $35.77    $29.93
-----------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                              .71       .35       .48       .17
Net realized and unrealized gain                   .39      5.48      1.74      5.67
                                               ------------------------------------------
Total income from investment operations           1.10      5.83      2.22      5.84
-----------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.41)     (.45)     (.32)       --
Distributions from net realized gain             (4.65)    (1.85)    (1.03)       --
                                               ------------------------------------------
Total dividends and/or distributions
to shareholders                                  (5.06)    (2.30)    (1.35)       --

-----------------------------------------------------------------------------------------
Net asset value, end of period                  $36.21    $40.17    $36.64    $35.77
                                               ==========================================

=========================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)               3.30%    16.74%     6.38%    19.51%

=========================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $40       $55       $23       $15
-----------------------------------------------------------------------------------------
Average net assets (in millions)                   $44       $41       $20       $ 6
-----------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                             1.87%     0.98%     1.39%     1.30%
Expenses                                          1.07%     1.14%     1.00%(4)  0.91%(4)
-----------------------------------------------------------------------------------------
Portfolio turnover rate                             63%       47%       45%       30%

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                23  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

   The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------

SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

                24  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

-------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2000, a provision of $6,620 was made for the Fund's projected benefit obligations and payments of $3,500 were made to retired trustees, resulting in an accumulated liability of $318,412 as of October 31, 2000.

   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $77,572,244. Accumulated net realized gain on investments was decreased by the same amount. This reclassification includes $77,572,244 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

-------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained

                25  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  Continued

subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             YEAR ENDED OCTOBER 31, 2000      YEAR ENDED OCTOBER 31, 1999
                               SHARES        AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------
CLASS A
Sold                        7,510,230    $ 258,452,757        8,551,790     $ 321,080,745
Dividends and/or
distributions reinvested    6,049,732      209,562,575        3,117,078       110,843,305
Redeemed                  (22,340,569)    (759,233,280)     (21,744,473)     (809,124,553)
                          ----------------------------------------------------------------
Net decrease               (8,780,607)   $(291,217,948)     (10,075,605)    $(377,200,503)
                          ================================================================

------------------------------------------------------------------------------------------
CLASS B
Sold                        3,198,691    $ 108,472,452        5,241,255     $ 193,785,720
Dividends and/or
distributions reinvested    6,410,646      218,351,091        2,988,020       104,730,514
Redeemed                  (20,337,357)    (675,726,102)     (13,745,009)     (501,795,255)
                          ----------------------------------------------------------------
Net decrease              (10,728,020)   $(348,902,559)      (5,515,734)    $(203,279,021)
                          ================================================================

------------------------------------------------------------------------------------------
CLASS C
Sold                        1,009,406    $  34,298,800        1,504,878     $  55,520,355
Dividends and/or
distributions reinvested    1,400,221       47,663,530          707,828        24,788,138
Redeemed                   (5,193,944)    (172,318,563)      (4,581,669)     (167,158,545)
                          ----------------------------------------------------------------
Net decrease               (2,784,317)   $ (90,356,233)      (2,368,963)    $ (86,850,052)
                          ================================================================

------------------------------------------------------------------------------------------
CLASS Y
Sold                          351,312    $  12,049,286        1,134,727     $  42,223,962
Dividends and/or
distributions reinvested      196,523        6,811,498           40,419         1,439,354
Redeemed                     (806,246)     (27,305,533)        (436,981)      (16,584,571)
                          ----------------------------------------------------------------
Net increase (decrease)      (258,411)   $  (8,444,749)         738,165     $  27,078,745
                          ================================================================

                26  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

===============================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2000, were $1,785,099,738 and $2,995,579,417, respectively.

   As of October 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,613,943,994 was:

Gross unrealized appreciation  $ 499,765,191
Gross unrealized depreciation    (96,031,328)
                               --------------
Net unrealized appreciation    $ 403,733,863
                               ==============

===============================================================================

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion and 0.75% of average annual net assets in excess of $8 billion. The Fund's management fee for the year ended October 31, 2000, was an annualized rate of 0.87%, before any waiver by the Manager if applicable.

-------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager pays OpCap Advisors (the Sub-Advisor) monthly an annual fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 2000, the Manager paid $9,956,112 to the Sub-Advisor.

-------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses.

-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                27  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

-------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued

   The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      AGGREGATE        CLASS A    COMMISSIONS      COMMISSIONS      COMMISSIONS
                      FRONT-END      FRONT-END     ON CLASS A       ON CLASS B       ON CLASS C
                  SALES CHARGES   SALES CHARGES        SHARES           SHARES           SHARES
                     ON CLASS A    RETAINED BY    ADVANCED BY      ADVANCED BY      ADVANCED BY
YEAR ENDED               SHARES    DISTRIBUTOR   DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------
October 31, 2000     $2,360,212       $598,916       $796,337       $2,961,258         $266,906

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                    CLASS A                   CLASS B                   CLASS C
                        CONTINGENT DEFERRED       CONTINGENT DEFERRED       CONTINGENT DEFERRED
                              SALES CHARGES             SALES CHARGES             SALES CHARGES
YEAR ENDED          RETAINED BY DISTRIBUTOR   RETAINED BY DISTRIBUTOR   RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------
October 31, 2000                    $50,864                $6,290,552                   $56,181

   The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

-------------------------------------------------------------------------------

CLASS A DISTRIBUTION AND SERVICE PLAN FEES. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.20% of average annual net assets of Class A shares of the Fund (the Board of Trustees can set this rate up to 0.25%). Effective January 1, 2000, the asset-based charge rate for Class A shares has been voluntarily reduced from 0.25% to 0.20% of average annual net assets representing Class A shares. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2000, payments under the Class A Plan totaled $6,846,239, all of which was paid by the Distributor to recipients. That included $313,417 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

-------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

                28  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 2000, were as follows:

                                                        DISTRIBUTOR'S  DISTRIBUTOR'S
                                                            AGGREGATE   UNREIMBURSED
                                                         UNREIMBURSED  EXPENSES AS %
                       TOTAL PAYMENTS   AMOUNT RETAINED      EXPENSES  OF NET ASSETS
                           UNDER PLAN    BY DISTRIBUTOR    UNDER PLAN       OF CLASS
-------------------------------------------------------------------------------------
Class B Plan              $15,880,138       $12,377,407   $19,019,435           1.37%
Class C Plan                3,367,914           428,543     4,444,864           1.55

===============================================================================
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the year ended or at October 31, 2000.

                29  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

INDEPENDENT AUDITORS' REPORT

===============================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER QUEST OPPORTUNITY VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Quest Opportunity Value Fund as of October 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999, and the financial highlights for each of the years in the four-year period ended October 31, 1999, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
November 21, 2000

                30  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

===============================================================================

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

   Dividends and distributions of $4.8484, $4.6508, $4.6508 and $5.0590 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 8, 1999, of which $4.4180 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

   Dividends paid by the Fund during the fiscal year ended October 31, 2000, which are not designated as capital gain distributions should be multiplied by 46.44% to arrive at the net amount eligible for the corporate dividend-received deduction.

   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                31  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
--------------------------------------------------------------------------------

A Series of Oppenheimer Quest For Value Funds
================================================================================================
OFFICERS AND TRUSTEES     Bridget A. Macaskill, Chairman of the Board of Trustees and President
                          Paul Y. Clinton, Trustee
                          Thomas W. Courtney, Trustee
                          Robert G. Galli, Trustee
                          Lacy B. Herrmann, Trustee
                          George Loft, Trustee
                          O. Leonard Darling, Vice President
                          Andrew J. Donohue, Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary
================================================================================================
INVESTMENT ADVISOR        OppenheimerFunds, Inc.
================================================================================================
SUB-ADVISOR               OpCap Advisors
================================================================================================
DISTRIBUTOR               OppenheimerFunds Distributor, Inc.
================================================================================================
TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
SERVICING AGENT
================================================================================================
CUSTODIAN OF PORTFOLIO    Citibank, N.A.
SECURITIES
================================================================================================
INDEPENDENT AUDITORS      KPMG LLP
================================================================================================
LEGAL COUNSEL             Mayer, Brown & Platt

                          For more complete information about Oppenheimer Quest Opportunity
                          Value Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at
                          1.800.525.7048, or visit the OppenheimerFunds website at
                          WWW.OPPENHEIMERFUNDS.COM.

                          SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY
                          BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR
                          ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE
                          POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                          OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR,
                          INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203.

        (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

                32  OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.
-------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
-------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
-------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
-------------------------------------------------------------------------------
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1.800.533.3310
-------------------------------------------------------------------------------
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Mon-Fri 9am-6:30pm ET
1.800.843.4461
-------------------------------------------------------------------------------
OPPENHEIMERFUNDS MARKET HOTLINE
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
-------------------------------------------------------------------------------
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OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
-------------------------------------------------------------------------------
TICKER SYMBOLS  Class A: QVOPX  Class B: QOPBX Class C: QOPCX  Class Y: QOPYX
--------------------------------------------------------------------------------
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unavailable.

[OPPENHEIMER FUNDS LOGO]

RA0236.001.1000 DECEMBER 30, 2000